SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  July 26, 2001
                Date of Report (Date of earliest event reported)

                               APPLERA CORPORATION
               (Exact Name of Registrant as Specified In Charter)

         Delaware                   1-4389                    06-1534213
(State or Other Jurisdiction     (Commission                (IRS Employer
     of Incorporation)             File No.)              Identification No.)

                                  301 Merritt 7
                           Norwalk, Connecticut 06851
          (Address of Principal Executive Offices, Including Zip Code)

                                 (203) 840-2000
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

         Attached hereto as Exhibits 99.1 and 99.2 and incorporated by reference herein are the texts of press releases (the "Press Releases") issued July 26, 2001 by Applera Corporation ("Applera") regarding fiscal year 2001 fourth quarter and year end results for Applera's Applied Biosystems and Celera Genomics groups. Also attached hereto as Exhibit 99.3 and incorporated by reference herein is the text of Applera's press release issued July 24, 2001 which is referenced in the Press Releases.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

         The following exhibits are filed with this Report:

         Exhibit No.                       Description

         99.1 Press Release issued July 26, 2001 with respect to the Applied Biosystems group.

         99.2 Press Release issued July 26, 2001 with respect to the Celera Genomics group.

         99.3 Press Release issued July 24, 2001 with respect to the Applera genomics strategy.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             APPLERA CORPORATION


                                             By:  /s/ William B. Sawch
                                                 -----------------------
                                                 William B. Sawch
                                                 Senior Vice President and
                                                 General Counsel

Dated:  July 26, 2001

                                  EXHIBIT INDEX

   Exhibit No.                       Description

    99.1 Press Release issued July 26, 2001 with respect to the Applied Biosystems group.

    99.2 Press Release issued July 26, 2001 with respect to the Celera Genomics group.

    99.3 Press Release issued July 24, 2001 with respect to the Applera genomics strategy.